UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2016

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement with Michael O. Fifer

On August 1, 2016, Sturm, Ruger & Company, Inc. (the “Company”) entered into a transition services and consulting agreement (the “Fifer Agreement”) with Michael O. Fifer (“Fifer”), who will resign as Chief Executive Officer of the Company on May 9, 2017.

The Fifer Agreement provides for (i) Fifer to continue to serve as Chief Executive Officer of the Company until May 9, 2017, and to resign from such position on such date, (ii) Fifer to provide certain consulting, advisory and other services to the Company for 6 years beginning on such date, (iii) the Company to compensate Fifer for such services at the rate of $350,000 per annum, (iv) the continued vesting of Fifer’s restricted stock unit awards during the period he provides such services and (v) a prohibition against Fifer engaging in certain activities that compete or interfere with the Company from August 1, 2016 through the second anniversary of the end of the period he is providing services under the Fifer Agreement.

The foregoing description of the Fifer Agreement is qualified in its entirety by reference to the complete terms and conditions of the Fifer Agreement, which are attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Agreement with Christopher J. Killoy

On August 1, 2016, the Company entered into an agreement (the “Killoy Agreement”) with Christopher J. Killoy (“Killoy”), President and Chief Operating Officer of the Company, who will become the Chief Executive Officer of the Company on May 9, 2017.

The Killoy Agreement provides for (i) Killoy to continue to serve as President of the Company through May 8, 2017, and anticipates that Killoy will serve as Chief Executive Officer of the Company thereafter, (ii) the Company to pay Killoy a base salary during his remaining time as President of the Company at a rate of not less than $425,000 per annum, and thereafter, during his time as Chief Executive Officer of the Company, at a rate of not less than $500,000 per annum, (iii) Killoy to be eligible to receive, during the period he serves as Chief Executive Officer of the Company, an annual target cash bonus, annual performance equity-based incentive compensation and annual retention equity-based incentive compensation, each equal to 100% of his base salary, (iv) Killoy to receive 24 months of severance, in a lump sum, if he is terminated by the Company without cause and (v) a prohibition against Killoy engaging in certain activities that compete or interfere with the Company during his employment with the Company and for 2 years thereafter.

The foregoing description of the Killoy Agreement is qualified in its entirety by reference to the complete terms and conditions of the Killoy Agreement, which are attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Agreement with Shawn C. Leska

On August 1, 2016, the Company entered into an executive severance agreement (the “Leska Agreement”) with Shawn C. Leska (“Leska”), who was appointed Vice President of Sales of the Company on November 11, 2015.

The Leska Agreement is not an employment contract and does not specify an employment term, compensation levels or other terms or conditions of employment. It provides for certain severance benefits to Leska in the event his employment is terminated under specified circumstances.

The Leska Agreement provides for severance benefits, if during the term of the Leska Agreement there is a: (i) Termination Without Cause (as defined in the Leska Agreement), (ii) Change in Control (as defined in the Leska Agreement) and Leska is subsequently terminated or (iii) Change in Control and there is a reduction in Leska’s salary or a diminution of his duties and thereafter he terminates his employment.

The Leska Agreement provides for severance benefits consisting of the following primary components:

•	a lump sum cash payment (payable within 30 days of termination unless such payment is subject to the six-month deferral required by Internal Revenue Code Section 409A) equal to (i) 12 months of Base Annual Salary (as defined in the Leska Agreement) if employed less than 5 years by the Company or (ii) 18 months of Base Annual Salary if employed more than 5 years by the Company; and

•	continued insurance benefits for the period not to exceed 18 months from the date that Leska’s employment with the Company terminates.

The Leska Agreement has a one-year term, subject to automatic extension for additional one-year periods on each anniversary of its date unless either side gives notice of intent not to renew at least one year in advance.

The foregoing description of the Leska Agreement is qualified in its entirety by reference to the complete terms and conditions of the Leska Agreement, which are attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On August 2, 2016 the Company issued a press release to stockholders and other interested parties regarding financial results for the second quarter ended July 2, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Election of Directors; Compensatory Arrangements of Certain Officers

On August 1, 2016 the Company announced the appointment of Christopher J. Killoy, the President and Chief Operating Officer of the Company, as a Director of the Company, effective immediately. Following Mr. Killoy’s appointment, the Company’s Board of Directors is comprised of nine Directors.

There are no transactions between the Company and Mr. Killoy that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on August 1, 2016 in connection with Mr. Killoy’s appointment is furnished as Exhibit 99.2 to the Current Report on Form 8-K and incorporated herein by reference.

Reference is made to the Fifer Agreement, the Killoy Agreement and the Leska Agreement discussed above under Item 1.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Transition Services and Consulting Agreement, dated as of August 1, 2016 by and between Sturm, Ruger, & Co., Inc. and Michael O. Fifer.

10.2	Agreement, dated as of August 1, 2016 by and between Sturm, Ruger, & Co., Inc. and Christopher J. Killoy.

10.3	Severance Agreement, dated as of August 1, 2016 by and between Sturm, Ruger, & Co., Inc. and Shawn C. Leska.

99.1	Press release of Sturm, Ruger & Company, Inc., dated August 2, 2016, reporting the financial results for the second quarter ended July 2, 2016.

99.2	Press release of Sturm, Ruger & Company, Inc. dated August 2, 2016, announcing the succession plan of the Company and the appointment of Christopher J. Killoy as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Vice President, Treasurer and
Chief Financial Officer

Dated: August 2, 2016

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